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                                                                  EXHIBIT 10.1

                                ESCROW AGREEMENT

         ESCROW AGREEMENT, dated as of March 28, 2000, among Providential Holdings, Inc., a Nevada corporation (the "Company"), the persons listed on the Purchaser Signature Page hereto (each of whom is individually referred to as a "Purchaser" and all of whom are collectively referred to as the "Purchasers") and Warshaw Burstein Cohen Schlesinger & Kuh, LLP, as escrow agent (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of a Series 1 Bridge Note Purchase and Security Agreement (the "Purchase Agreement"), dated as of the date hereof, between the Purchasers and the Company, each Purchaser has agreed to purchase certain securities of the Company (the "Securities") at the purchase price (the "Purchase Price") set forth in the Purchase Agreement; and

         WHEREAS, pursuant to the Purchase Agreement, each Purchaser is required to deposit the Purchase Price into escrow with the Escrow Agent;

         NOW, THEREFORE, the parties agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

         2. The Escrow Agent agrees to act as escrow agent in accordance with the provisions hereof.

                  (a) Each Purchaser is depositing with the Escrow Agent, by wire transfer to the Escrow Agent's escrow account specified in
         Section 1.3 of the Purchase Agreement, which shall be non-interest bearing, the Purchase Price specified in Section 1.1 of the Purchase Agreement (the "Escrow Fund").

                  (b) Upon receipt of a notice from the Company that the Closing has occurred, the Escrow Agent shall deliver the Escrow Fund by wire transfer to the Company.

                  (c) If the Escrow Agent receives a joint notice from all of the Purchasers and t he Company that the Purchase Agreement has been terminated without the Closing having occurred, the Escrow Agent shall return the Escrow Fund to each Purchaser.

                  (d) If after April 24, 2000, the Escrow Agent receives notice from any Purchaser that the Closing has not occurred and such Purchaser is electing to rescind the Purchase Agreement, the Escrow Agent shall return such Purchaser is potion of the Escrow Fund.

         3. If the Escrow Agent receives timely notice from any party which, in the opinion of the Escrow Agent, is in conflict with the timely notice received from any other party, the Escrow

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Agent shall refrain from taking any action thereon unless it is otherwise directed in writing by both of such parties or by an order of a court of competent jurisdiction.

         4. The Escrow Agent shall be liable only for its willful misconduct and gross negligence and not for any act done or omitted by it in good faith.

         5. The Escrow Agent may rely, and shall be protected in acting or refraining from acting, upon any written notice, instruction or request, furnished to it hereunder and reasonably believed by it to be genuine. If the Escrow Agent receives any notice under which some action is to be taken by it, it shall not be required to act thereon until it has had an opportunity, if it so desires, to investigate the authenticity of such notice.

         6. The Escrow Agent has the right to, and may, at any time, resign and be discharged from its duties hereunder by giving notice in writing of such resignation, specifying a date (which shall be no earlier than thirty
(30) days after such notice is given) when such resignation shall take effect; and, after the giving of such notice, the Escrow Agent shall take no further action except in connection with such resignation unless all of the other parties hereto jointly request such action. If the other parties hereto do not appoint a substitute escrow agent prior to the effective date of the Escrow Agent's resignation, the Escrow Agent may deposit the Escrow Fund with a court of appropriate jurisdiction, and thereupon the Escrow Agent shall be fully relieved and discharged of any further duties hereunder.

         7. The Escrow Agent may consult with counsel of its own choice, which may be Warshaw Burstein Cohen Schlesinger & Kuh, LLP, and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

         8. The duties of the Escrow Agent shall be limited to those expressly set forth herein.

         9. The Company shall reimburse the Escrow Agent for any costs and expenses incurred by it in connection with its acting as escrow agent hereunder, including the cost of consultation with counsel, and the Escrow Agent shall have a first lien on the Escrow Fund for any cost or expense incurred hereunder. The Escrow Agent shall not charge any fee for acting as escrow agent hereunder.

         10. The Company and the Purchasers, jointly and severally, agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability, damage or expense incurred by the Escrow Agent arising out of, or in connection with, this Agreement, including but not limited to the costs and expenses of defending itself against any claim of liability in the premises, except for liability or expense resulting from the willful misconduct or gross negligence of the Escrow Agent, and the Escrow Agent shall have a first lien on the Escrow Fund for any such loss, liability, damage, or expense.

         11. The Company and each of the Purchasers agree not to commence any litigation against the Escrow Agent unless, (a) the Escrow Agent has committed gross negligence or willful misconduct or (b) the Escrow Agent has not submitted its written resignation as escrow agent hereunder in accordance with paragraph 6 hereof; and if litigation is commenced against the Escrow Agent without satisfying all of the conditions set forth in clauses (a) or (b) above, the party

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commencing such litigation shall pay all of the costs and expenses of the Escrow
Agent in connection therewith.

         12. Any notice, consent, waiver, or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided, that a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         (a) If to a Purchaser, to its, his or her address set forth on the signature page of this Agreement, with a copy to the person designated in the Purchase Agreement;

         (b)      If to the Company, at:

                                    8700 Warner Avenue
                                    Fountain Valley, California 92708
                                    Attn: Chief Executive Officer
                                    Fax: (714) 596-0252

                           (c)      If to the Escrow Agent, at:

                                    555 Fifth Avenue
                                    New York, NY 10017
                                    Attn: Michael D. Schwamm, Esq.
                                    Fax: (212) 972-9150;

or to such other address as any such party may designate by notice to the other party. Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

         13. The Company and each Purchaser acknowledges and understands that the Escrow Agent has been, and currently is, acting as counsel to the placement agent (which through an affiliate also may be a Purchaser) and agrees that if any dispute arises with respect to this Agreement, the Purchase Agreement or any of the other documents being executed and delivered concurrently herewith or therewith, or in any other situation between the Company, the Purchasers and/or the placement agent, the Company and each Purchaser will waive any apparent conflict of interest should the Escrow Agent represent the placement agent.

         14. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties with respect to the subject matter hereof.

         15. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors. Notwithstanding the foregoing, this Agreement is not assignable by the Company or the Purchasers and may be enforced only by the parties.

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         16.      Nothing in this Agreement, expressed or implied, is intended to or shall (a) confer on any person other than the parties, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties, partners or participants in a joint venture. The Escrow Agent shall not be obliged to recognize any such succession, until appropriate written notice thereof shall have been received by it.

         17. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by all of the parties. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         18. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

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                           ESCROW AGENT SIGNATURE PAGE
                                       TO
                                ESCROW AGREEMENT

                                       ESCROW AGENT:

                                       WARSHAW BURSTEIN COHEN
                                       SCHLESINGER & KUH, LLP, AS ESCROW AGENT


                                       By: /s/  Michael D. Schwamm
                                          ------------------------
                                       Michael D. Schwamm, a partner

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                             COMPANY SIGNATURE PAGE
                                       TO
                                ESCROW AGREEMENT

                                       THE COMPANY

                                       PROVIDENTIAL HOLDINGS, INC.

                                       By: /s/  Henry Fahman
                                           -----------------
                                           Name: Henry Fahman
                                           Title:   President and Chief
                                                    Executive Officer

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                            PURCHASER SIGNATURE PAGE
                                       TO
                                ESCROW AGREEMENT

                                       PURCHASER

                                       Purchaser Name:__________________________

                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                                       Address:_________________________________

                                               _________________________________
                                               Attn:____________________________
                                               Fax:_____________________________